    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1998.

                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          GELTEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           04-3136767
           (STATE OR OTHER JURISDICTION                              (I.R.S. EMPLOYER
         OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

        NINE FOURTH AVENUE, WALTHAM, MASSACHUSETTS 02154 (781) 290-5888 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 MARK SKALETSKY
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          GELTEX PHARMACEUTICALS, INC.
                               NINE FOURTH AVENUE
                          WALTHAM, MASSACHUSETTS 02154
                                 (781) 290-5888
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                with copies to:

             MAUREEN P. MANNING, ESQ.                             STEVEN D. SINGER, ESQ.
                PALMER & DODGE LLP                               PHILIP P. ROSSETTI, ESQ.
                 ONE BEACON STREET                                   HALE AND DORR LLP
            BOSTON, MASSACHUSETTS 02108                               60 STATE STREET
                  (617) 573-0100                                BOSTON, MASSACHUSETTS 02109
                                                                      (617) 526-6000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.  [X]     No. 333-45151.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM
                   TITLE OF SHARES                               AGGREGATE                     AMOUNT OF
                  TO BE REGISTERED                            OFFERING PRICE                REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.........................           $8,150,000                       $2,405
==================================================================================================================

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

This registration statement is being filed with respect to the registration of additional shares of Common Stock, $.01 par value per share, of GelTex Pharmaceuticals, Inc., a Delaware corporation, (the "Company") for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Company's earlier effective registration statement (File No. 333-45151) are incorporated in this registration statement by reference.

The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on March 18, 1998.

                                          GELTEX PHARMACEUTICALS, INC.

                                          By: /s/ PAUL J. MELLETT, JR.
                                            ------------------------------------
                                            and Finance

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                   TITLE
                     ---------                                   -----

                         *                           President (Principal Executive         March 18, 1998
---------------------------------------------------    Officer) and Director
                  Mark Skaletsky

             /s/ PAUL J. MELLETT, JR.                Vice President                         March 18, 1998
---------------------------------------------------    Administration and Finance
               Paul J. Mellett, Jr.                    (Principal Financial and
                                                       Accounting Officer)

                         *                           Chairman of the Board and              March 18, 1998
---------------------------------------------------    Director
                Robert J. Carpenter

                         *                           Director                               March 18, 1998
---------------------------------------------------
                 J. Richard Crout

                         *                           Director                               March 18, 1998
---------------------------------------------------
                 Henri A. Termeer

                         *                           Director                               March 18, 1998
---------------------------------------------------
                    Jesse Treu

                         *                           Director                               March 18, 1998
---------------------------------------------------
               George M. Whitesides

           *By: /s/ PAUL J. MELLETT, JR.
   ---------------------------------------------
                 Attorney-in-fact

                                 EXHIBIT INDEX

  EXHIBIT
    NO.                             DESCRIPTION
  -------                           -----------
     5.1    Opinion of Palmer & Dodge LLP.
    23.1    Consent of Ernst & Young LLP, independent auditors to
            Company.
    23.2    Consent of Hamilton, Brook, Smith and Reynolds, P.C.
    23.3    Consent of Palmer & Dodge LLP. Included in Exhibit 5.1.
    24.1    Power of Attorney.*

---------------
* Filed as Exhibit 24.1 to the Company's Registration Statement on Form S-3 (Registration No. 333-45151) filed on January 29, 1998 and incorporated herein by reference.